Exhibit 10.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF 21

1. CONTRACT/PURCH ORDER/ AGREEMENT NO	2. DELIVERY ORDER/CALL NO	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQ/PURCH REQUEST NO	5. PRIORITY
N00253-09-D-0005	0001	2009 Sep 25	91521426	DO-S1

6. ISSUED BY CODE N00253

NAVAL UNDERSEA WARFARE CENTER
ATTN: TARIQ AL-AGBA
TARIQ.AL-AGBA@NAVY.MIL
610 DOWELL ST BLDG 206
KEYPORT WA 98345-7610

7. ADMINISTERED BY *(if other than 6)* CODE S3915A

DCMA PHILADELPHIA
700 ROBBINS AVENUE, BLDG. 4-A, P.O. BOX 1
PHILADELPHIA PA 19111-0427

8. DELIVERY FOB

- [X] DESTINATION
- [ ] OTHER

(See Schedule if other)

9. CONTRACTOR CODE 04EP7 FACILITY

NAME AND ADDRESS
OCEAN POWER TECHNOLOGIES, INC
DEBBIE MONTAGNA
1590 REED RD
PENNINGTON NJ 08534-5010

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. MARK IF BUSINESS IS

- [ ] SMALL
- [ ] SMALL DISADVANTAGED
- [ ] WOMEN-OWNED

12. DISCOUNT TERMS
Net 30 Days

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Clause HQ G-2-0007

14. SHIP TO CODE

SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0337

DFAS-COLUMBUS CENTER
DFAS-CO/NORTH ENTITLEMENT OPERATIONS
P O BOX 182266
COLUMBUS OH 43218-2266

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

16. TYPE OF ORDER

DELIVERY/CALL	X	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
PURCHASE		Reference your quote dated. Furnish the following on terms specified herein. REF:

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

- [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/ LOCAL USE

See Schedule

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/ SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
TEL: 360 396-2594
EMAIL: Karen.L.Smith@navy.mil
BY: KAREN L SMITH

[signature]
CONTRACTING / ORDERING OFFICER

25. TOTAL	$2,445,835.99
26. DIFFERENCES	

27a. QUANTITY IN COLUMN 20 HAS BEEN

- [ ] INSPECTED
- [ ] RECEIVED
- [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP NO.	29. DO VOUCHER NO.	30. INITIALS

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	[ ] PARTIAL [ ] FINAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR

36. I certify this account is correct and proper for payment.

a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	31. PAYMENT [ ] COMPLETE [ ] PARTIAL [ ] FINAL	34. CHECK NUMBER / 35. BILL OF LADING NO.

37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS	41. S/R ACCOUNT NO	42. S/R VOUCHER NO.

DD Form 1155, DEC 2001 PREVIOUS EDITION IS OBSOLETE.

Section B — Supplies or Services and Prices

		UNIT
		Dollars,
ITEM NO	SUPPLIES/SERVICES QUANTITY	U.S.	UNIT PRICE	AMOUNT
0001				$2,449,835.99

		Cost & Fixed Fee Base Year
		CPFF
		Base Year Cost and Fixed Fee for the Littoral Expeditionary Autonomous
		PowerBuoy (LEAP) System.

		In accordane with Statement of Work LEAP Buoy 1DIQ Contract Task Order 1

		FOB: Destination
		PURCHASE REQUEST NUMBER: 91521426

		ESTIMATED COST		$2,268,366.66
		FIXED FEE		$181,469.33

		TOTAL EST COST + FEE		$2,449,835.99

		ACRN AA		$2,449,835.99
		CIN: 915214260001

		UNIT		AMOUNT
ITEM NO	SUPPLIES/SERVICES QUANTITY	Group	UNIT PRICE	NSP
0002
	Contract Data Requirements List
	CPFF

	CDRL A0001 in accordance with the Statement of Work Section 5.1 on basic contract for Contractors Progress, Status and Management Report. Delivery dates: 15th day of the month for work performed in the previous month. Deliveries shall go to the Contracting Officer’s Representative. Craig Bleile at craig.bleile@navy.mil. Referenced in Section J.
	FOB: Destination

	ESTIMATED COST			$0.00
	FIXED FEE			$0.00

	TOTAL EST COST + FEE			$0.00

Section C — Descriptions and Specifications
STATEMENT OF WORK
Littoral Expeditionary Autonomous Power (LEAP) Buoy
IDIQ Contract Task Order 1
Statement of Work
Prepared For:
Ocean Power Technologies Inc. (OPT)
1590 Reed Road
Pennington. NJ 08534
Prepared By:
NIJWC Division, Keyport

TABLE OF CONTENTS

1.0 Introduction	5
1.1 Background	5
1.2 Program Overview	6
1.3 Scope	6
2.0 SYSTEM REQUIREMENTS	8
2.1 System Functional Requirements	8
2.2 Subsystem Requirements	8
2.3 Environmental Requirements	8
3.0 STATEMENT OF WORK	9
3.1 Task 1: LEAP VDST Requirements Analysis and Definition	9
3.2 Task 2: Systems Engineering Planning	9
3.3 Task 3: Design LEAP VDST Subsystems	9
3.3.1 Design PowerBuoy Power Take-Off (PTO) Subsystem	9
3.3.2 Configure FIE Radar System	10
3.3.3 Design Vessel Detection Processor	10
3.3.4 Design [**] Network Interface Processor	10
3.3.5 Configure [**] System	10
3.4 Task 4: Build and Test Prototype Subsystems	10
3.4.1 Build and Test PowerBuoy PTO Subsystem	10
3.4.2 Build and Test HF Radar System	10
3.4.3 Build and Test Vessel Detection Processor	11
3.4.4 Configure and Test [**] Network Interface Processor	11
3.4.5 Configure and Test [**] System	11
3.5 Task 5: Preliminary Subsystem Testing	11
3.6 Task 6: Test Data Reduction and Analysis	11
3.7 Task 7: Real-Time System Transition Studies	11
3.8 Task 8: Follow-on Work	12
3.9 Task 9: Program Management	12
4.0 DELIVERABLES	13
4.1 Documentation	13
5.0 Government Furnished Items	14
5.1 Government Furnished Information (GFI).	14
5.2 Return of Government Furnished Items.	14
6.0 Deliverables	15
7.0 Special Conditions	16
7.1 SB1R Phase 111	16
7.2 SBIR Data Rights	16
7.3 Packaging and Marking	16

1.0 Introduction
     1.1 Background
The Littoral Expeditionary Autonomous Power Buoy (LEAP) System is established to enhance the Navy’s Anti-Terrorism/Force Protection (ATIFP) by providing persistent afloat and port maritime surveillance in the near coast, harbors, piers and littorals worldwide. Waterborne threats, both domestic and overseas, that include boats, swimmers, mini-subs, autonomous vehicles, and highly lethal submerged mines form a substantial window of vulnerability for naval and civilian assets. A viable system for protecting critical infrastructure and military assets from surprise maritime terrorist attacks must include a system that detects and locates surface and subsurface threats. There is a need for persistent and dependable, long-term operation of a surveillance network to provide operational surface vessel tracking capabilities to prevent attacks from small, high-speed vessels. This effort is intended to provide capabilities that bring persistent power at sea to provide power to forward deployed sensors and communications equipment that can detect, track and communicate target information in sufficient time in order to provide decision making capability and operational execution against such threats.
[**]
     1.2 Program Overview
The LEAP Program objective is to leverage a combination of existing technologies which includes a wave energy conversion buoy, sensors and communications systems to improve force protection by combining their features and capabilities into a single system. The systems integration shall be achieved through the use of the [**] for integrating with sub-systems and to create a flexible and net-centric architecture that can be distributed across multiple nodes and present a unified Common Operating Picture (COP) to the operators.
The LEAP Program is based on the Ocean Power Technologies (OPT) PowerBuoy® wave energy conversion system, which is an enabling technology for providing power to remote. at-sea sensors and communications technologies. The operational experience and user inputs gained from ocean demonstrations shall indicate those features to be implemented to increase the capability in the near term and provide the cornerstone for further technological enhancements.
     1.3 Scope
The scope of this Task Order 1 Statement of Work covers tasks to be performed during Year 1 (the Base Year) of a proposed four-year program to develop a LEAP-based Vessel Detection System Testbed (VDST). The VDST shall be deployed off the Atlantic coast of New Jersey and used to develop and test hardware and software technology for real-time detection of vessels in its littoral coverage area.

The VDST system architecture shall be based on:
•	OPT’s PowerBuoy Wave Energy Conversion (WEC) technology, which provides a persistent at-sea buoy platform for HE radar transmitters

•	COTS multistatic HF radar equipment developed by [**], including at-sea transmitters and shore-based radar transceivers

•	The existing Rutgers Coastal Ocean Observatory Laboratory (COOL) facility

•	New radar signal processing and vessel detection algorithms to be developed by Rutgers Institute of Marine And Coastal Sciences, [**]

•	[**] which provides a Common Operating Picture to the user.

Major tasks currently planned for this Task Order in the Base Year of the contract are:
•	Development and laboratory testing of the PowerBuoy Power Take-off (PTO) subsystem

•	Deployment of first VDST shore station and HF radar transceiver

•	Development and testing of radar signal processing and non-real-time vessel detection algorithms based [**], using VDST shore station in conjunction with an existing radar shore site

•	Initial investigations of [**] and signal processing algorithms

2.0 SYSTEM REQUIREMENTS
     2.1 System Functional Requirements
The LEAP Vessel Detection System shall:
•	Detect small surface vessels within its coverage area

•	Provide vessel detection reports to the [**] using standard communications protocols and message formats

•	Meet applicable environmental requirements

•	Support extended deployment lifetimes and 24/7 operation

•	Be scalable to large coverage areas.
     2.2 Subsystem Requirements
Detailed requirements for each major LEAP VDST subsystem shall be developed under Task 1, Requirements Analysis and Definition. Subsystem requirements shall be documented in deliverable reports as defined in Institute of Electrical & Electronics Engineers, Inc. (IEEE) Standard 1220 processes, such as System Requirements Specifications (SRS) and Interface Control Documents (ICD).
     2.3 Environmental Requirements
Environmental requirements shall be defined separately for at-sea and onshore subsystems.

N00253-09-D-0005
0001

3.0 STATEMENT OF WORK
     3.1 Task 1: LEAP VDST Requirements Analysis and Definition
•	Define detailed system requirements
•	Vessel detection parameters and probabilities

•	Detailed environmental requirements

•	Shore station infrastructure

•	Deployment and recovery infrastructure

•	Communications network infrastructure

•	Extended lifetime and deployment area considerations

•	Integration with [**] and other Navy/Coast Guard (CG) systems
•	Define detailed program objectives and test requirements
•	Develop phased VDST implementation plan

•	Develop detailed test plans

•	Define post-processing data analysis and management methods

•	Establish performance objectives
     3.2 Task 2: Systems Engineering Planning
The contractor shall use a formal process development methodology to plan and control all aspects of system development. The methodology used shall be tailored from the requirements of IEEE Std 1220-2005. The contractor team shall develop a System Engineering Management Plan in accordance with IEEE 1220 including:
•	Interface definitions

•	Subsystem functional requirements

•	Hardware/Software (NW/SW) tradeoffs

•	Commercial Off The Shelf (COTS) vs. custom design

•	Applicability of existing equipment/facilities

•	Real-time system and transition requirements

•	Requirements documents
     3.3 Task 3: Design LEAP VDST Subsystems
The contractor shall investigate technical trade-offs. conduct laboratory investigations and develop detailed hardware/software designs for each subsystem, as follows. Design documents shall be developed in standard and contractor formats.
          3.3.1 Design PowerBuoy Power Take-Off (PTO) Subsystem
•	Develop PTO requirements specification

•	Develop PTO subsystem design specifications

•	Conduct PTO conceptual design and trade-offs

•	Develop detailed H W/SW designs

•	Develop manufacturing drawings

N00253-09-D-0005
0001

•	Conduct design reviews 3.3.2
          Configure HF Radar System
•	Procure COTS [**] (1 unit), to be deployed at first VDST shore station. This consists of radar transmitter, receiver and radar signal processor.

•	Procure and install COTS [**] (1 unit)

•	Identify potential locations for radar systems

•	Procure and install COTS [**] Software Package [**] (1 unit), to be deployed at first VDST shore station

•	Procure COTS [**] (1 unit), to be deployed on PowerBuoy platform
          3.3.3 Design Vessel Detection Processor
•	Define and optimize threshold levels for vessel detection

•	Define and optimize background noise levels for vessel detection

•	Define and optimize integration times for vessel detection
          3.3.4 Design [**] Network Interface Processor
•	Define host and network requirements

•	Define LEAP VDST interface

•	Define [**] protocol and network interfaces

•	Evaluate Government Furnished (GFI) Software used in [**] and CG systems

•	Design [**] message processing SW

•	Design [**] network protocol/interface processing SW
          3.3.5 Configure [**] System
•	Configure [**] system for LEAP testing using COTS I-IW and GFI SW
     3.4 Task 4: Build and Test Prototype Subsystems
          3.4.1 Build and Test PowerBuoy PTO Subsystem
•	PTO manufacturing and procurement

•	Perform acceptance testing of PTO components

•	Perform preliminary PTO system integration

•	Conduct PTO laboratory testing and measure power generation capacity

•	Perform redesign/rework as needed
          3.4.2 Build and Test HF Radar System
•	Install and calibrate first High Frequency (HF) radar system at shore station

•	Configure and integrate [**] transmitter electronics

N00253-09-D-0005
0001

          3.4.3 Build and Test Vessel Detection Processor
•	Test and analyze performance of vessel detection processor, based on bistatic operation using first VDST shore station and existing Rutgers shore site

•	Examine environmental conditions (sea state, radio interference, external noise) impacting performance of VDST

•	Plan development for real time VDST
          3.4.4 Configure and Test [**] Network Interface Processor
•	Configure standard Wintel host and network interfaces

•	Develop and test LEAP VDST interface

•	Develop and test [**] protocol and network interfaces

•	Integrate GFI SW as needed

•	Develop and test [**] message processing SW

•	Develop and test [**] network protocol/interface processing SW

•	Software integration and standalone testing
          3.4.5 Configure and Test [**] System
•	Procure COTS HW (Wintel, Sun server for Common Joint Mapping Tool Kit)

•	Install GFI [**] SW

•	Preliminary SW testing and familiarization
     3.5 Task 5: Preliminary Subsystem Testing
•	Radar/VDST integration testing

•	VDST/[**] integration testing

•	[**] integration testing

•	VDST/[**] integration testing
     3.6 Task 6: Test Data Reduction anti Analysis
•	Correlation of VDST results with known shipping traffic

•	Correlation of VDST results with known ambient wave climate

•	VDST performance analysis including detection and false alarm probabilities and dependence on ambient wave/wind climates

•	Identify and resolve anomalies
     3.7 Task 7: Real-Time System Transition Studies
•	Develop real-time vessel detection system architecture

•	Investigate technical trade-offs in conversion from offline to real-time signal processing and vessel detection algorithms

•	Investigate signal processing partitioning between VDST and [**] trackers and data fusion framework

•	Plan phased implementation of real-time system

N00253-09-D-0005
0001

     3.8 Task 8: Follow-on Work
•	Develop recommendations for follow-on work

•	Identify key performance drivers and operational improvements

•	Identify production transition issues and risk mitigation strategies
     3.9 Task 9: Program Management
The contractor shall designate a project manager who shall be responsible for the control and coordination of all work performed on this delivery order. The contractor shall provide the project manager’s name, in writing, to the PCO within 7 days after issuance of delivery order.The contractor PM shall establish and maintain a program plan, schedules, budgets, work assignments/allocations, and delivery plans.

N00253-09-D-0005
0001

4.0 DELIVERABLES
     4.1 Documentation
Documentation deliverables are shown in Table 1. These deliverables may be revised as necessary in accordance with the IEEE Std 1220 process development methodology to be used in the proposed program.

B001	System Specification	One time

B002	System Interface Specification	One time

B003	Subsystem Specification	One per subsystem

B004	Subsystem Interface Specifications	One per subsystem

B005	Subsystem Integration Test Plan	One time

B006	System Test Plan	One time

B007	System Test Results	One time

B008	Program Status Report	bimonthly

B009	Final Technical Report for Task Order I	One time
Table 1: Deliverable Documentation

N00253-09-D-0005
0001

5.0 Government Furnished Items
     5.1 Government Furnished Information (GFI).
The contractor shall identify and request any Government Furnished Information (GFI) deemed necessary to complete SOW requirements. The Government will assist the contractor in obtaining information. This includes technical manuals, training materials and information. drawings, specifications. procedures, processes, and quality system documents required for the performance of engineering, logistics. and technical support. Software related to the [**] will be made available for use on contractor hardware to assist in integration tasking, if the contractor should desire. The government shall assist in loading and configuring [**] software at Keyport. Wa. As required.
     5.2 Return of Government Furnished Items.
All GFI and GFE provided to or acquired by the contractor shall be returned to the Government upon completion of assigned tasking.

N00253-09-D-0005
0001

6.0 Deliverables
The Contractor shall provide data in accordance with the Statement of Work (SOW) and DD Form 1423, CDRLs, as specified under each task order issued under this contract. The base SOW contains the following deliverable data:

CDRL	SOW PARA	TITLE OF DATA ITEM	FREQUENCY
A001	5.1	Contractors Progress, Status and Management Report	15th day of the month for work performed in the previous month.
Documentation shall be delivered to the Government in MS Office soft copy format and hard copy using Contractor format. If unable to submit electronically, data shall be provided by mail to: Craig M. Bleile. NAVSEA KPWA 44, 610 Dowell Street, Keyport, WA 98345-7610.

N00253-09-D-0005
0001

7.0 Special Conditions
The following special conditions shall apply to the contractor in the performance of the tasks under this IDIQ contract.
     7.1 SBIR Phase III
The LEAP technology was originally developed under the Small Business Innovation Research (SBIR) Program. specifically Topic Number N00-116. entitled Modular 100kW Wave Powered Electric Generator (SBIR Phase I Contract Number N00014-01-M-0041 and Phase 11 Contract Number N00014-02-C-0034). The work to be performed under this IDIQ contract extends the work performed under these prior SBIR Phase I and Phase II contracts, and as such is accorded all rights of an SBIR Phase III funding agreement.
     7.2 SBIR Data Rights
This contract incorporates the following clause:
DFARS 252.227-7018 Rights In Noncommercial Technical Data And Computer Software—Small Business Innovation Research (SBIR) Program (JUN 1995) (Also applies to STTR programs)
     7.3 Packaging and Marking
Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.
All reports. briefs, technical documents, etc. submitted to the Government under this contract should contain the following legend:
SBIR or STTR DATA RIGHTS

Topic Numbers:	N95-074 and N00-116
Contract No.:	N00014-09-C-01 15
Contractor Name:	Ocean Power Technologies, Inc.
Contractor Address:	1590 Reed Road; Pennington, NJ 08534-5010
The Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted as provided in paragraph (b)(4) of DFARS 252-227-7018. Rights in Noncommercial Technical Data and Computer Software—Small Business Innovative Research (SBIR) Program.

N00253-09-D-0005
0001

Section E — Inspection and Acceptance
INSPECTION AND ACCEPTANCE TERMS
Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government

N00253-09-D-0005
0001

Section F — Deliveries or Performance
DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 25-SEP-2009 TO 24-SEP-2010	N/A	NAVAL UNDERSEA WARFARE CENTER RECEIVING OFFICER ATTN: DIVISION KEYPORT SUPPLY OFFICER BLDG 893 610 DOWELL STREET KEYPORT WA 98345-7610 360 396-2776 FOB: Destination	N00253

0002	POP 25-SEP-2009 TO 24-SEP-2010	N/A	N/A FOB: Destination

N00253-09-D-0005
0001

Section G — Contract Administration Data
ACCOUNTING AND APPROPRIATION DATA
AA: 1791319 75XZ 253 SASLM 0 068342 2D 527530 9D90A000C0NO
AMOUNT: $2,449,835.99
CIN 915214260001: $2,449,835.99

CLIN	JOB ORDER	FUNDS EXP. DATE	FUNDED QTY	FUNDED AMT
0001	0195SBR	30-SEP-2009	1.00	$2,449,835.99
CLAUSES INCORPORATED BY FULL TEXT
HQ G-2-0007 INVOICE INSTRUCTIONS (NAVSEA) (OCT 2006)
     (a) In accordance with the clause of this contract entitled “ELECTRONIC SUBMISSION OF PAYMENT REQUESTS" (DFARS 252.232-7003), the Naval Sea Systems Command (NAVSEA) will utilize the DoD Wide Area Workflow Receipt and Acceptance (WAWF) system to accept supplies/services delivered under this contract. This web-based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/invoices may no longer be accepted for payment.
     (b) It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor. Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides also are available at http://acquisition.navy.mil/navyaos/content/view/ful1/3521/. The most useful guides are “Getting Started for Vendors” and “WAWF Vendor Guide”.
     (c) The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated. the CCR EB point of contact will self-register under the company’s CAGE code on WAWF and follow the instructions for a group administrator. After the company is setup on WAWF, any additional persons responsible for submitting invoices must self-register under the company’s CAGE code at https://wawf.eb.mil.
     (d) The following information regarding invoice routing is provided for completion of the invoice in WAWF:

WAWF Invoice Ty pe	Cost Voucher
Pay DoDAAC	HQ0337
Admin DODAAC	S3915A
Inspection	Desination
Acceptance	Desination
Fast Pay (FAR 52.213-1 required)	No

N00253-09-D-0005
0001

WAWF Invoice Ty pe	Cost Voucher
Ship To Code (DoDAAC)	N00253
LPO DODAAC (if applicable)	***
DCAA DODAAC (if applicable)	HAA310
Applicable CLIN/SLIN	0001
For detailed instructions on submitting documents in WAWF, please review the information posted at the following link:
http://acquisition.navy.mil/rda/home/acquisition_one_source/ebusiness/don_ebusiness_solutions/wawf_overview/vendor_information
Attachments created in any Microsoft Office product may be attached to the WAWF invoice, e.g., backup documentation, timesheets. etc. Maximum limit for size of each file is 2 megabytes. Maximum limit for size of files per invoice is 5 megabytes.
(e) Before closing out of an invoice session in WAWF, but after submitting the document(s), you will be prompted to send additional email notifications. Click on “Send More Email Notification” and add the acceptor/receiver email addresses noted below in the first email address block, and add any other additional email addresses desired in the following blocks. This additional notification to the government is important to ensure that the acceptor/receiver is aware that the invoice documents have been submitted into WAWF.
Send Additional Email Notification To:
Receiptcontrol.nuwckpt.fct@navy.mil
Tariq.al-agba@navy.mil
Craig.bleile@navv.mil
(f) The contractor shall submit invoices for payment per contract terms and the government shall process invoices for payment per contract terms.
(g) For specific questions regarding your invoice please contact the Keyport Vendor Pay group at (360) 315-8500 or at vendorpay.nuwckpt.fct@navy.mil. If you have any questions regarding WAWF, please contact the WAWF helpdesk at the above 1-866 number or the NAVSEA WAWF point of contact Margaret Morgan at (202) 781-4815 or margaret.morgan@navy.mil.
(End of Text)

N00253-09-D-0005
0001

Section J — List of Documents, Exhibits and Other
Attachments LIST OF ATTACHMENTS
Attachment
1. Contract Data Requirements List (CDRL) A0001

CONTRACT DATA REQUIREMENTS LIST

(2 Data Items)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions searching existing data sources gathering and maintaining the data needed and completing the reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden, to Department of Defense, Washington DC, Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.: 0002

B. EXHIBIT:

C. CATEGORY: TDP TM OTHER X

D. SYSTEM/ITEM: LEAP

E. CONTRACT/PR NO.: N00253-09-D-0005

F. CONTRACTOR: OCEAN POWER TECHNOLOGIES, INC.

1. DATA ITEM NO.: A001
2. TITLE OF DATA ITEM: CONTRACTOR'S PROGRESS,STATUS AND MGT REPORT
3. SUBTITLE: CONTRACTOR'S STATUS
4. AUTHORITY *(Data Acquisition Document No.)*: DI-MGMT-80227
5. CONTRACTING REFERENCE: SOW PARA 5.1 BASIC CONTRA
6. REQUIRING OFFICE: NUWC DIV KEYPORT CODE 44
7. DD 250 REQ: SD
8. APP CODE:
9. DIST STATEMENT REQUIRED:
10. FREQUENCY: MTHLY
11. AS OF DATE: 11/15/2009
12. DATE OF FIRST SUBMISSION: W/IN 45 DAYS OF AWARD
13. DATE OF SUBSEQUENT SUBMISSION: See # 16
17. PRICE GROUP:
18. ESTIMATED TOTAL PRICE: $0

16. REMARKS

SYSTEM: LITTORAL EXPEDITIONARY AUTONOMOUS POWER (LEAP) BUOY

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES: Drafts	Final: Reg	Final: Repro
DCMC			1
NUWC KPT C/44		1	
	0		
			0
			0
			0
	0	0	0
	0	0	0
	0	0	0
	0	0	0
15. TOTAL	0	0	0

1. DATA ITEM NO.:
2. TITLE OF DATA ITEM:
3. SUBTITLE:
4. AUTHORITY *(Data Acquisition Document No.)*:
5. CONTRACTING REFERENCE:
6. REQUIRING OFFICE:
7. DD 250 REQ:
8. APP CODE:
9. DIST STATEMENT REQUIRED:
10. FREQUENCY:
11. AS OF DATE:
12. DATE OF FIRST SUBMISSION:
13. DATE OF SUBSEQUENT SUBMISSION:
17. PRICE GROUP:
18. ESTIMATED TOTAL PRICE: $0

16. REMARKS

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES: Drafts	Final: Reg	Final: Repro
		0	
15. TOTAL			

G. PREPARED BY: TINA SAN FELIPO

H. DATE: 09/16/09

I. APPROVED BY: CRAIG BLEILE

J. DATE: 09/17/09

DD Form 1423-2, JUN 90
Previous editions are obsolete
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